SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report:  NOVEMBER 17, 1997
                 -----------------

                      ATLANTIC GULF COMMUNITIES CORPORATION
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                                1-8967                59-0720444
--------                                ------                ----------
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)



2601 South Bayshore Drive, Miami, Florida  33133
--------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone No., Including Area Code:  (305) 859-4000

ITEM 5 - OTHER EVENTS.

         The summaries set forth below of the employment agreements between Atlantic Gulf Communities Corporation (the "Company") and each of J. Larry Rutherford, John Laguardia and Thomas W. Jeffrey are qualified in their entirety by reference to the full text of the agreements, which are included hereto as Exhibits 10(iii). 30, 31 and 32 respectfully.

         J. LARRY RUTHERFORD'S EMPLOYMENT AGREEMENT.

         On November 17, 1997, the Company and J. Larry Rutherford entered into an employment agreement, effective as of July 1, 1997, and on November 26, 1997 an amendment to the employment agreement (together the "Rutherford Employment Agreement"), under which Mr. Rutherford will continue to serve as President and Chief Executive Officer of the Company until December 31, 2000, unless terminated prior to such date pursuant to the agreement. Since 1991 Mr. Rutherford has served as the Company's President and Chief Executive Officer. The Rutherford Employment Agreement provides that Mr. Rutherford will receive a salary at the annual rate of $450,000 through December 31, 1998. Mr. Rutherford's salary will be subject to review at least annually beginning January 1, 1999 and may be increased in the sole discretion of the Company's board of directors (the "Board"). In addition, Mr. Rutherford will be entitled to receive certain bonuses. Upon execution of the Rutherford Employment Agreement, Mr. Rutherford received a bonus of $206,000 for the period from January 1, 1997 through June 30, 1997. Also, he will be eligible to receive a bonus of $200,000 for the period from July 1, 1997 through December 31, 1997; 50% of the bonus will be subject to the Company's achievement of certain pre-determined objectives and 50% will be determined in the Board's sole discretion. From January 1, 1998 through December 31, 2000, Mr. Rutherford will be eligible to receive an annual bonus of up to $600,000; 25% of the bonus will be determined in the Board's sole discretion and 75% upon the Company's achievement of certain pre-determined objectives. The bonus will be payable 50% in cash and 50% in the Company's common stock (the "Common Stock") valued at fair market value as of the date of payment, provided that the payment of 50% of the bonus in Common Stock is approved by the Company's stockholders by a majority of the total votes cast. Unless and until such approval is obtained, the bonus will be payable 100% in cash. If such approval is obtained before March 15, 1999, the payment of 50% of the bonus in Common Stock will commence with the bonus for the 1998 bonus period. The Company will make a loan to Mr. Rutherford in the amount of the federal income taxes required to be withheld by the Company with respect to the portion of his annual bonus payable in Common Stock. The loan will be evidenced by a recourse promissory note secured by the Common Stock granted to Mr. Rutherford as part of such bonus. Such loan will accrue interest at the prime rate published in THE WALL STREET JOURNAL from time to time ("WSJ Prime Rate"), payable monthly in arrears, and will mature one year from the date of the loan. In addition, Mr. Rutherford will be entitled to participate in all employee welfare or benefit plans offered by the Company to its executives.

         On and since June 24, 1997, the Company has issued certain warrants to purchase up to approximately 8,550,000 shares of Common Stock at an exercise price of $5.75 per share (the "Warrants"). The exercise price of the Warrants is subject to certain adjustments, including a downward adjustment by March 31, 1999 to the extent that the Company does not achieve certain operating cash flow targets cumulatively for 1997 and 1998. If in respect of the above-mentioned operating cash flow targets there is no reduction in the exercise price of the Warrants, Mr. Rutherford will receive from the Company a payment of $250,000 (the "Warrant Reset Incentive"), payable 50% in cash and 50% in Common Stock valued at fair market value as of the date of payment, provided that the payment of 50% of the Warrant Reset Incentive in Common Stock is approved by the Company's stockholders by a majority of the total votes cast. Unless such approval is obtained, the Warrant Reset Incentive will be payable 100% in cash.

         Also, pursuant to action by the Board's Compensation Committee on November 17, 1997, Mr. Rutherford has been granted options to purchase up to 3,000,000 shares of Common Stock subject to a certain Stock Incentive Plan and Agreement dated as of November 17, 1997 (the "Rutherford Stock Incentive Agreement"). The options will not be exercisable until the date on which the Rutherford Stock Incentive Agreement is approved by a majority vote of the Company's stockholders. The exercise price of the stock options will be the closing price of the Common Stock on the date of stockholders' approval of the Rutherford Stock Incentive Agreement. Subject to stockholders' approval of such agreement, options to purchase 750,000 shares of Common Stock will be exercisable on the date of stockholders' approval and on December 31, 1998, 1999 and 2000. The options will expire on the seventh anniversary of the date they were granted unless forfeited on an earlier date. The options will become immediately fully exercisable if a "change in control" (as defined in the Rutherford Stock Incentive Agreement) occurs or a committee of outside directors appointed by the Board or the Board gives notice cancelling, effective on the date of consummation of certain major corporate transactions (specified in the Rutherford Stock Incentive Agreement), any option that remains unexercised on such date. If the stockholders do not approve the Rutherford Stock Incentive Agreement before September 30, 1998, the options will become null and void and Mr. Rutherford may terminate the Rutherford Employment Agreement.

         In addition to the stock options, as soon as practicable after stockholders' approval of the Rutherford Stock Incentive Agreement, Mr. Rutherford has agreed to purchase from the Company Common Stock having a value as of the date on which the shares are purchased equal to $1,000,000, provided that such purchase is approved by the Company's stockholders by a majority of the total votes cast. Subject to any applicable margin requirements, the Company has agreed to make loans to Mr. Rutherford for the full amount of the purchase price. Such loans will be secured by the Common Stock purchased by Mr. Rutherford with the proceeds of such loans. Up to $400,000 of such loans will be recourse, and up to $600,000 of such loans will be non-recourse. The loans will have a term of five years, payable in annual installments of interest only. The loans will accrue interest at the WSJ Prime Rate. The loans will become due and payable in full upon the termination by the

Company for "cause" of Mr. Rutherford's employment or the termination by Mr. Rutherford of his employment with the Company. Mr. Rutherford has agreed to execute any lock-up agreements to refrain from selling or transferring his securities in the event of a request by an underwriter in connection with an underwritten public offering of any of the Company's securities.

         The Company will have the right in its discretion, upon notice, to terminate Mr. Rutherford's employment for "cause" (as defined in the Rutherford Employment Agreement). Upon termination for cause, the Company will pay to Mr. Rutherford any accrued and earned but unpaid salary to the date of termination and incentive compensation for any bonus period ending on or before the date of termination of employment. Any and all unexercisable and/or unexercised stock options as of the date of such termination will be forfeited and terminated five business days after the date of termination. The Company will have the right in its discretion, upon notice, to terminate Mr. Rutherford's employment without cause. Upon such termination, the Company will pay to Mr. Rutherford any accrued and earned but unpaid salary to the date of termination, incentive compensation for any bonus period ending on or before the date of termination, and his salary until the earlier of the date which is two years from the date of termination or December 31, 2000. Any stock options that have not become exercisable prior to the date of such termination will become immediately exercisable. Any and all unexercised stock options will be forfeited and terminated 90 days after the date employment is terminated without cause.

         Mr. Rutherford will have the right, upon 60 days' notice, to terminate his employment with the Company. If the stockholders do not approve the Rutherford Stock Incentive Agreement, Mr. Rutherford may terminate his employment for "good reason" at any time before October 15, 1998. Upon such termination, the Company will pay to Mr. Rutherford any accrued and earned but unpaid salary through the effective date of termination and incentive compensation for any bonus period ending on or before the date of termination. In addition, to the extent incentive compensation would have been payable (based on satisfaction of predetermined objectives) to Mr. Rutherford for the bonus period in which he terminates his employment for good reason, the Company will pay to Mr. Rutherford a pro rata share of the incentive compensation earned for the bonus period in which his employment terminates. Upon termination by Mr. Rutherford other than for good reason, the Company will pay to him any accrued and earned but unpaid base salary through the effective date of termination and incentive compensation for any bonus period ending on or before the termination of his employment. Any and all unexercisable and/or unexercised stock option as of the termination will be forfeited and terminated 30 days after the date of such termination of employment.

         While Mr. Rutherford is employed by the Company and unless his employment is terminated by the Company without cause or he terminates his employment for good reason, for a period of two years after termination of his employment, Mr. Rutherford will not engage in, or have any interest in any entity that engages in, competition with the Company; except that the foregoing will not apply to Mr. Rutherford's ownership of Common Stock or the acquisition, solely as an investment, of publicly traded securities of any issuer so long as Mr. Rutherford does not control, individually or as a member of a group, more than 5% of any class of stock of such corporation. In addition, Mr. Rutherford has agreed not to solicit the Company's employees and clients for a period of two years after termination of his employment.

         JOHN LAGUARDIA'S EMPLOYMENT AGREEMENT.

         On November 19, 1997, John Laguardia and the Company entered into an employment agreement effective November 17, 1997 (the "Laguardia Employment Agreement"), under which Mr. Laguardia will serve as the Executive Vice President - Chief Operating Officer of the Company until November 17, 2001, unless terminated prior to such date pursuant to the agreement. The Laguardia Employment Agreement provides that Mr. Laguardia will receive a salary at the annual rate of $300,000. In addition, Mr. Laguardia will be eligible to receive an annual bonus of up to 100% of his base salary based upon his and the Company's performance. The annual bonus will be payable 50% in cash and, at the Company's option, 50% in Common Stock based on the closing price on the day immediately before the date of the payment of the bonus. To the extent that any portion of the bonus is paid in Common Stock, the Company will make a loan (the "Stock Loan") to Mr. Laguardia in an amount equal to the federal income tax imposed on the issuance of such Common Stock based on the highest marginal tax bracket imposed on Mr. Laguardia. The Stock Loan will be evidenced by a non-recourse promissory note secured by the Common Stock issued to Mr. Laguardia as part of such bonus. Such loan will accrue interest at the WSJ Prime Rate, payable monthly in arrears, and will mature one year from the date of the note. The note will allow Mr. Laguardia to pay the note in full at any time by tendering to the holder of the note the Common Stock securing the note. In addition, Mr. Laguardia will be entitled to certain fringe benefits and perquisites as provided to any of the Company's senior executives.

         Pursuant to action by the Board's Compensation Committee on November 17, 1997, Mr. Laguardia has been granted options to purchase up to 450,000 shares of Common Stock subject to a certain Stock Option Plan and Agreement dated November 17, 1997 (the "Laguardia Stock Option Agreement"). The options will not be exercisable until the Laguardia Stock Option Agreement is approved by a majority vote of the Company's stockholders. The exercise price of the stock options will be the closing price of the Common Stock on the date of stockholders' approval. Subject to stockholders' approval of the agreement, options to purchase 150,000 shares of Common Stock will be exercisable on each of the following dates: the date of stockholders' approval, June 30, 1998 and June 30, 1999. The options will become immediately fully exercisable if a "change in control" (as defined in the Laguardia Stock Option Agreement) occurs or a committee of outside directors appointed by the Board or the Board gives notice cancelling, effective on the date of consummation of certain major corporate transactions (specified in the Laguardia Stock Option Agreement), any option that remains unexercised on such date. The options will expire on the seventh anniversary of the applicable exercisability date unless forfeited on an earlier date. If the stockholders do not approve the Laguardia Stock Option Agreement before September 30, 1998, the options will become null and void and Mr. Laguardia will have the right on or before December 31, 1998 to terminate his employment. In the event of such termination, the Company will pay to Mr. Laguardia any bonus or salary earned but unpaid and a lump sum severance compensation in the amount of $300,000, within 30 days following the date of termination.

         The Company will pay to Mr. Laguardia certain relocation expenses and benefits. The Company will reimburse Mr. Laguardia for costs not to exceed $2,000 per month (the "Rental Expense") to rent an apartment in Miami, Florida (the "Leased Premises") until March 31, 1998. The Company will pay all out of pocket carrying costs of Mr. Laguardia's residence in Orlando, Florida (the "Residence"), not to exceed $4,500 per month (the "Home Expenses"), until the earlier of the sale of the Residence or March 31, 1999. Under certain circumstances, the Company will purchase the Residence from Mr. Laguardia. If
Mr. Laguardia purchases a residence in Dade or Broward County, Florida before the earlier of the sale of the Residence or March 31, 1999, the Company has agreed to make a loan (the "Relocation Loan") to Mr. Laguardia in an amount equal to $700,000 less the outstanding balance of any existing mortgage on the Residence. The Relocation Loan will be evidenced by a non-recourse promissory note secured by a second mortgage on the Residence or the new residence. Interest on the loan will accrue at the WSJ Prime Rate and will be payable monthly in arrears and the loan will mature on the sale of the Residence. The Company will reimburse Mr. Laguardia for the costs of moving his personalty (the "Moving Expenses").

         The Company may, upon notice, terminate Mr. Laguardia's employment for "cause" (as defined in the Laguardia Employment Agreement). In such event, Mr. Laguardia will not be entitled to any further salary, bonus or benefits and any and all unexercisable and/or unexercised stock options as of the date of termination will be forfeited and terminated five business days after the date of termination of employment. The Company may, upon 60 days' notice, terminate Mr. Laguardia's employment without cause. If the Company substantially diminishes Mr. Laguardia's duties or responsibilities or materially changes his position or title, Mr. Laguardia may consent to such action or terminate his employment with 60 days' notice, which termination will be deemed to be without cause. Upon termination by the Company without cause, Mr. Laguardia will be entitled to receive: any bonus or base salary earned but unpaid; lump sum severance compensation in the amount of $300,000; certain fringe benefits; and the assumption or payment by the Company of certain lease obligations related to Mr. Laguardia's rental of an apartment in Miami, Florida. Any and all unexercised stock options will be forfeited and terminated 90 days after the date employment is terminated without cause.

         Mr. Laguardia may, upon 60 days' notice, terminate his employment with the Company. In such event (except for Mr. Laguardia's termination as a result of the Company having substantially diminished his duties or responsibilities or materially changed his position or title), Mr. Laguardia will not be entitled to any further compensation, bonus or severance benefits and any and all unexercisable and/or unexercised stock options will be forfeited and terminated 30 days after the date of such termination of employment.

         During the term of Mr. Laguardia's employment with the Company, Mr. Laguardia will not, other than as an employee of the Company or any of its subsidiaries or affiliates, engage in an active way in real estate development or sales within Florida or engage as a passive investor in real estate development or sales in competition with the Company or any of its subsidiaries or affiliates. Mr. Laguardia may be a passive investor in a company which will buy, rehabilitate and sell single family homes in central Florida and the Company has agreed that such activity is not in competition with the Company provided that Mr. Laguardia is not an employee of such company. In addition, Mr. Laguardia has agreed not to solicit the Company's employees for a period of 180 days after termination of his employment.

         To the extent that the Stock Loan, the Company's payment of the Rental Expenses, Home Expenses or Moving Expenses, or the Relocation Loan are taxable to Mr. Laguardia, the Company will pay to Mr. Laguardia the "gross up" amounts necessary to pay all income taxes on such compensation so that the total of such payments and reimbursements will be revenue neutral after taxes to Mr. Laguardia.

         The Laguardia Employment Agreement provides that the Company will indemnify Mr. Laguardia in all suits or proceedings relating to or arising out of conduct or actions in his capacity as an officer or employee of the Company to the fullest extent permitted by the Company's certificate of incorporation and by-laws and section 145 of the Delaware General Corporation Law including the right to have the Company pay in advance Mr. Laguardia's attorney's fees and other expenses.

         THOMAS W. JEFFREY'S EMPLOYMENT AGREEMENT.

         On November 17, 1997, the Company and Thomas W. Jeffrey have entered into an employment agreement, effective as of July 1, 1997 (the "Jeffrey Employment Agreement"), under which Mr. Jeffrey will continue to serve as the Executive Vice President Chief Financial Officer of the Company until June 30, 1999, unless terminated prior to such date pursuant to the agreement. Mr. Jeffrey has served as an Executive Vice President and Chief Financial Officer of the Company since 1994. The Jeffrey Employment Agreement provides that Mr. Jeffrey will receive a salary at the annual rate of $200,000 until December 31, 1997, and after January 1, 1998 at the annual rate of $225,000. In addition, Mr. Jeffrey will be eligible to receive an annual bonus of up to 50% of his salary, based upon his and the Company's performance. Mr. Jeffrey received $90,000 upon execution of the Jeffrey Employment Agreement, which amount will be applied against the performance bonus for the year ending December 31, 1997. In addition, Mr. Jeffrey will be entitle to certain fringe benefits and perquisites as provided to any of the Company's senior executives.

         Pursuant to action by the Board's Compensation Committee on November 17, 1997 and the Company's Employee Stock Option Plan (the "Existing Stock Option Plan"), Mr. Jeffrey has been granted options to purchase up to 50,000 shares of Common Stock subject to a certain Existing Plan Stock Option Agreement dated November 17, 1997 (the "Jeffrey Existing Plan Stock Option Agreement"). The exercise price of the stock options granted under the Existing Stock Option Plan and the Jeffrey Existing Plan Stock Option Agreement will be $4.3125 per share, which is equal to the fair market value of the Common Stock on the date of grant. Options to purchase 16,667 shares of Common Stock became or will be exercisable on each of the following dates: November 17, 1997, June 30, 1998 and June 30, 1999. Such options will expire on the seventh anniversary of the date they were granted, unless forfeited on an earlier date.

         Also, pursuant to action by the Board's Compensation Committee on November 17, 1997, Mr. Jeffrey has been granted options to purchase up to 200,000 shares of Common Stock subject to a certain New Stock Option Plan and Agreement dated November 17, 1997 (the "Jeffrey New Stock Option Agreement"). The options under the Jeffrey New Stock Option Agreement will not be exercisable until the date on which such agreement is approved by a majority vote of the Company's stockholders. The exercise price of the stock options granted under the Jeffrey New Stock Option Agreement will be the closing price of the Common Stock on the date on which such agreement is approved by the Company's stockholders. Subject to stockholders' approval of the agreement, options to purchase 66,667 shares will be exercisable on each of the date of stockholders' approval and June 30, 1998 and options to purchase 66,666 shares will be exercisable on June 30, 1999. Such options will expire on the seventh anniversary of the date they were granted, unless forfeited on an earlier date. If the stockholders do not approve the Jeffrey Stock Option Agreement before September 30, 1998, the options will become null and void and Mr. Jeffrey may terminate the Jeffrey Employment Agreement.

         The  options  granted  under the  Jeffrey  Existing  Plan Stock  Option
Agreement and under the Jeffrey New Stock Option Agreement will become immediately fully exercisable if a "change in control" (as defined in such agreements) occurs or a committee of outside directors appointed by the Board or the Board gives 30 days' notice cancelling, effective on the date of consummation of certain major corporate transactions (specified in such agreements), any option that remains unexercised on such date.

         The Company may, upon notice, terminate Mr. Jeffrey's employment for "cause" (as defined in the Jeffrey Employment Agreement). In such event, Mr. Jeffrey will not be entitled to any further salary, bonus or benefits and any and all unexercisable and/or unexercised stock options as of the date of termination will be forfeited and terminated five business days after the date of termination of employment. The Company may, upon 60 days' notice, terminate Mr. Jeffrey's employment other than for cause. Upon such termination, Mr. Jeffrey will be entitled to receive: any bonus earned but unpaid; severance compensation at the annual rate of $225,000 for 12 months after the effective date of termination; and certain fringe benefits for certain periods. Any and all unexercised stock options will be forfeited and terminated 90 days after the date employment is terminated other than for cause.

         Mr. Jeffrey may, upon 90 days' notice, terminate his employment with the Company. In such event, Mr. Jeffrey will not be entitled to any further compensation, bonus or severance benefits and any and all unexercisable and/or unexercised stock options will be forfeited and terminated 30 days after the date of such termination of employment. If the stockholders do not approve the Jeffrey New Stock Option Agreement before September 30, 1998, Mr. Jeffrey may terminate his employment for "good reason" prior to the earlier of 15 days following disapproval by the stockholders or October 15, 1998. Upon such termination, the Company will pay to Mr. Jeffrey any accrued but unpaid salary through the date of termination and any accrued and earned but unpaid performance bonus. In addition, to the extent a performance bonus would have been payable (based on satisfaction of predetermined objectives) to Mr. Jeffrey for the bonus period in which he terminates his employment for good reason, the Company will pay to Mr. Jeffrey a pro rata share of the performance bonus earned for the bonus period in which his employment terminates. Further, any and all unexercisable and/or unexercised stock options under the Existing Stock Option Plan and the Jeffrey Existing Plan Stock Option Agreement as of the termination will be forfeited and terminated 30 days after the date of such termination of employment.

         During the term of Mr. Jeffrey's employment with the Company, Mr. Jeffrey will not, other than as an employee of the Company or any of its subsidiaries or affiliates, engage in an active way in real estate development or sales within Florida or engage as a passive investor in real estate development or sales in competition with the Company or any of its subsidiaries or affiliates. In addition, Mr. Jeffrey has agreed not to solicit the Company's employees for a period of 180 days after termination of his employment.

         The Jeffrey Employment Agreement provides that the Company will indemnify Mr. Jeffrey in all suits or proceedings relating to or arising out of conduct or actions in his capacity as an officer or employee of the Company to the fullest extent permitted by the Company's certificate of incorporation and bylaws and section 145 of the Delaware General Corporation Law including the right to have the Company pay in advance Mr. Jeffrey's attorney's fees and other expenses.

ITEM 7(C) - EXHIBITS.

10 (iii).  Certain  management  contracts,   compensatory  plans,  contracts  or
           arrangements

           30. Employment Agreement dated November 17, 1997, effective July 1, 1997, between Atlantic Gulf Communities Corporation and J. Larry Rutherford, with form of Stock Incentive Plan and Agreement for
                J. Larry Rutherford (Exhibit A thereto); Amendment to Employment Agreement, dated November 26, 1997.


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

           31. Employment Agreement dated November 19, 1997, effective November 17, 1997, between Atlantic Gulf Communities Corporation and John Laguardia, with form of Stock Option Plan and Agreement for John Laguardia (Exhibit A thereto).

           32. Employment Agreement dated November 17, 1997, effective July 1, 1997, between Atlantic Gulf Communities Corporation and Thomas W Jeffrey, with form of Existing Plan Stock Option Agreement for Thomas W. Jeffrey (Exhibit A thereto) and New Stock Option Plan and Agreement for Thomas W. Jeffrey (Exhibit B thereto).


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ATLANTIC GULF COMMUNITIES CORPORATION



Date:  November 26, 1997             By: /s/ JOEL K. GOLDMAN
                                         --------------------------------------
                                             Joel K. Goldman
                                             Vice President and General Counsel






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